UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2014

NORTHSTAR REALTY FINANCE CORP.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation or Organization)	001-32330 (Commission File Number)	02-0732285 (IRS Employer Identification No.)
399 Park Avenue, 18th Floor, New York, NY 10022
(Address of Principal Executive Offices, Including Zip Code)

(212) 547-2600
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is being filed by NorthStar Realty Finance Corp. (the “Company”) to provide additional financial information in connection with the Company’s acquisition in June 2014, through a joint venture with Chatham Lodging Trust (NYSE: CLDT) of an interest in a $1.1 billion hotel portfolio consisting of 47 upscale extended stay hotels and premium branded select service hotels with approximately 6,100 rooms (the “Properties”). The following financial statements are filed as part of this report.
Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

INK Acquisition, LLC & Affiliates combined financial statements for the year ended December 31, 2013 and report of independent certified public accountants are attached as Exhibit 99.1 hereto and are incorporated by reference herein.

INK Acquisition, LLC & Affiliates unaudited condensed combined interim financial statements for the three months ended March 31, 2014 and 2013 are attached as Exhibit 99.2 hereto and are incorporated by reference herein.

(b)	Pro Forma Financial Information.

The pro forma financial information required pursuant to Article 11 of Regulation S-X is attached as Exhibit 99.3 hereto and is incorporated by reference herein.

(d)	Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Audited combined financial statements for the year ended December 31, 2013 of INK Acquisition, LLC & Affiliates
99.2	Unaudited condensed combined interim financial statements for the three months ended March 31, 2014 and 2013 of INK Acquisition, LLC & Affiliates
99.3	Pro forma financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Realty Finance Corp.
(Registrant)

Date: September 26, 2014	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Audited combined financial statements for the year ended December 31, 2013 of INK Acquisition, LLC & Affiliates
99.2	Unaudited condensed combined interim financial statements for the three months ended March 31, 2014 and 2013 of INK Acquisition, LLC & Affiliates
99.3	Pro forma financial information